UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
 _______________________________
FORM 8-K
__________________________
 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 17, 2022
_______________________________
NanoString Technologies, Inc.
(Exact name of registrant as specified in its charter)
  ________________________________

Delaware	001-35980	20-0094687
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

530 Fairview Avenue North
Seattle, Washington 98109
(Address of principal executive offices, including zip code)

(206) 378-6266
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
  ____________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	NSTG	The NASDAQ Stock Market LLC
(The NASDAQ Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act).   ☐
On Friday, June 17, 2022, NanoString Technologies, Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”) at 9:00 a.m., Pacific Time. As of the close of business on April 21, 2022, the record date for the Annual Meeting, there were 46,411,835 shares of common stock entitled to vote at the meeting. There were 43,369,956 shares of common stock (93.45%) present in person or by proxy at the meeting, which constituted a quorum for the transaction of business.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
The Company’s board of directors (the “Board”) previously approved, subject to stockholder approval, the Company’s 2022 Equity Incentive Plan (the “2022 Equity Incentive Plan”). At the Annual Meeting, the Company’s stockholders approved the Company’s 2022 Equity Incentive Plan. The 2022 Equity Incentive Plan replaces the Company’s 2013 Equity Incentive Plan in its entirety and there will be no further grants under the Company’s 2013 Equity Incentive Plan, but termination of the 2013 Equity Incentive Plan will not affect outstanding awards previously issued pursuant to such plan.
The purposes of the 2022 Equity Incentive Plan are to attract and retain the best possible candidates for positions of substantial responsibility, to provide additional incentive to employees, directors, and consultants, and to promote the success of the Company’s business. These incentives are provided through the grant of incentive stock options, nonstatutory stock options, stock appreciation rights, restricted stock, restricted stock units, performance units or performance shares.
Up to 2,500,000 shares of common stock may be issued under the 2022 Equity Incentive Plan, subject to the adjustment provisions of the 2022 Equity Incentive Plan. In addition, subject to the adjustment provisions of the 2022 Equity Incentive Plan, (A) any shares that, as of immediately before the termination of the 2013 Equity Incentive Plan, have been reserved but not issued under any awards granted under the 2013 Equity Incentive Plan and are not subject to any awards granted thereunder, plus (B) any shares subject to awards granted under the 2013 Equity Incentive Plan that, after the 2013 Equity Incentive Plan was terminated, expire or otherwise terminate without having been exercised or issued in full or are forfeited to or repurchased by the Company due to failure to vest, will be available for issuance under the 2022 Equity Incentive Plan, with the maximum number of shares that may be added pursuant to this sentence equal to 6,814,978 shares.
The material terms of the 2022 Equity Incentive Plan are described in “Proposal No. 4 – Approval of the 2022 Equity Incentive Plan” in the Company’s definitive proxy statement on Schedule 14A filed with the United States Securities and Exchange Commission (the “SEC”) on April 29, 2022 (the “Proxy Statement”), which description is incorporated herein by reference.
The form of stock option agreement, form of restricted stock unit agreement and the form of performance-based restricted stock unit agreement for use with the 2022 Equity Incentive Plan set forth the standard terms and conditions that apply to grants of these types of awards pursuant to the 2022 Equity Incentive Plan, although awards may be granted under the 2022 Equity Incentive Plan that deviate from these standard terms and conditions.
The foregoing descriptions of the 2022 Equity Incentive Plan and the forms of award agreements thereunder are qualified in their entirety by reference to the text of the 2022 Equity Incentive Plan and the forms of award agreements, which are filed as Exhibits 10.1, 10.2, 10.3 and 10.4 to this Current Report on Form 8-K and are incorporated herein by reference.
Item 5.07 Submission of Matters to a Vote of Security Holders.
The following is a brief description of each matter voted upon at the Annual Meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, as to each such matter, which matters are described in more detail in the Proxy Statement:
Proposal One - Election of Class III Directors. The following nominees were elected as Class III directors to serve until the 2025 annual meeting of stockholders or until their successors are duly elected and qualified.

Nominee	For	Withheld	Broker Non-Votes
Dana Rollison, Ph.D.	37,423,404	3,594,373	2,352,179
William D. Young	32,153,584	8,864,193	2,352,179
Proposal Two - Ratification of the Appointment of Independent Registered Public Accounting Firm. The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2022 was ratified.

For	Against	Abstain	Broker Non-Votes
43,347,702	10,692	11,562	—
Proposal Three - Advisory Vote on Compensation of Named Executive Officers. The advisory vote to approve the compensation paid to the Company’s named executive officers was approved.

For	Against	Abstain	Broker Non-Votes
26,376,951	14,596,665	44,161	2,352,179
Proposal Four - Approval of the 2022 Equity Incentive Plan. The Company’s stockholders cast their votes with respect to the 2022 Equity Incentive Plan as follows and approved such plan:

For	Against	Abstain	Broker Non-Votes
29,068,694	11,945,293	3,790	2,352,179
Proposal Five - Advisory Vote on Stockholder Proposal to Elect Each Director Annually. The advisory vote on a stockholder proposal to elect each director annually was approved.

For	Against	Abstain	Broker Non-Votes
40,586,625	98,418	332,733	2,352,179
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
10.1	2022 Equity Incentive Plan
10.2	Form of Stock Option Agreement under the 2022 Equity Incentive Plan
10.3	Form of Restricted Stock Unit Agreement under the 2022 Equity Incentive Plan
10.4	Form of Performance-Based Restricted Stock Unit Agreement under the 2022 Equity Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NanoString Technologies, Inc.

Date:	June 17, 2022	By:	/s/ R. Bradley Gray
R. Bradley Gray
President and Chief Executive Officer